FOR IMMEDIATE RELEASE


CONTACTS:      James G. Rakes, Chairman, President & CEO    (540) 951-6236
               J. Robert Buchanan, Treasurer                (276) 979-0341



                            NATIONAL BANKSHARES, INC.
                         REPORTS SECOND QUARTER EARNINGS


BLACKSBURG, VA, JULY 21, 2006: National Bankshares, Inc. (Nasdaq Capital Market
NKSH) today reported that it had second quarter net income of nearly $3.23 million, for an increase of 2.38% over net income in the same period in 2005. This translates to basic net income per share of $0.46. Year-to-date net income reached $6.23 million. At June 30, National Bankshares, Inc., a financial holding company with headquarters in Blacksburg, Virginia, had total assets of almost $843.41 million, an increase of 2.91% when compared with June 30, 2005. Net loans, at $490.16 million declined modestly from the $491.88 million reported last year at this time.

The company's Chairman, President & CEO James G. Rakes commented, "Compression of the net interest margin because of the ongoing Federal Reserve Bank interest rate increases is still impacting earnings. However, we are very pleased with the quality of our loans and with the progress that we have made in containing non-interest expenses during this period. In May we completed the merger of our two community bank subsidiaries, and our goal is to continue to streamline operations to position our company for future success."

National Bankshares, Inc. is the parent company of the 115 year-old National Bank of Blacksburg, which does business as National Bank from 26 locations in Southwest Virginia. The company has a non-bank subsidiary, National Bankshares Financial Services, Inc. which offers investments and insurance. Additional information about National Bankshares, Inc. is available at www.nationalbankshares.com.


                            (unaudited tables follow)
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                                            National Bankshares, Inc.  And Subsidiaries

(000's), except ratios and percent data

Three months ending                                         June 30, 2006             June 30, 2005                Change
Selected Consolidated Data :
--------------------------------------------------------------------------------------------------------------------------
Interest income                                               $11,849                   $11,268                     5.16%
Interest expense                                                4,374                     3,226                    35.59%
Net interest income                                             7,475                     8,042                    -7.05%
Provision for loan losses                                           7                       198                   -96.46%
Trust income                                                      365                       328                    11.28%
Other noninterest income                                        1,847                     1,599                    15.51%
Salary and benefits                                             2,929                     2,850                     2.77%
Occupancy expense                                                 472                       480                    -1.67%
Amortization of intangibles                                       285                       283                     0.71%
Other noninterest expense                                       1,715                     1,978                   -13.30%
Income taxes                                                   -1,052                    -1,028                     2.33%
Net income                                                     $3,227                    $3,152                     2.38%
Basic net income per share                                      $0.46                     $0.45                     $0.0
--------------------------------------------------------------------------------------------------------------------------


Daily averages:
--------------------------------------------------------------------------------------------------------------------------
Gross loans                                                  $494,387                  $497,232                    -0.57%
Loans,net                                                     488,039                   490,660                    -0.53%
Total securities                                              271,677                   263,965                     2.92%
Total deposits                                                738,669                   723,047                     2.16%
Other borrowings                                                  753                     1,331                   -43.43%
Stockholders' equity                                           90,113                    90,031                     0.09%
Cash and due from                                              15,830                    15,190                     4.21%
Interest-earning assets                                       774,594                   769,531                     0.66%
Interest-bearing liabilities                                  625,375                   608,116                     2.84%
Intangible assets                                              16,640                    17,838                    -6.72%
Total assets                                                  834,745                   817,805                     2.07%
--------------------------------------------------------------------------------------------------------------------------


Financial ratios: Note (1)
--------------------------------------------------------------------------------------------------------------------------
Return on average assets                                        1.57%                     1.55%                      0.02
Return on average equity                                       14.52%                    14.04%                      0.48
Net interest margin                                             4.30%                     4.58%                     -0.28
Average equity to average assets                               10.80%                    11.01%                     -0.21
--------------------------------------------------------------------------------------------------------------------------
Note (1)  Ratio change measured in bp


Allowance for loan losses:
--------------------------------------------------------------------------------------------------------------------------
Beginning balance                                              $5,418                    $5,712                    -5.15%
Provision for losses                                                7                       197                   -96.45%
Charge-offs                                                      -122                      -331                   -63.14%
Recoveries                                                         37                        54                   -31.48%
Ending balance                                                 $5,340                    $5,632                    -5.18%
--------------------------------------------------------------------------------------------------------------------------


Year to Date                                                June 30, 2006             June 30, 2005                Change


Selected Consolidated Data :
--------------------------------------------------------------------------------------------------------------------------
Interest income                                               $23,432                   $22,303                     5.06%
Interest expense                                                8,612                     6,269                    37.37%
Net interest income                                            14,820                    16,034                    -7.57%
Provision for loan losses                                          24                       388                   -93.81%
Trust income                                                      745                       736                     1.22%
Other noninterest income                                        3,526                     2,959                    19.16%
Salary and benefits                                             5,840                     5,712                     2.24%
Occupancy expense                                               1,005                       959                     4.80%
Amortization of intangibles                                       569                       549                     3.64%
Other noninterest expense                                       3,486                     4,060                   -14.14%
Income taxes                                                   -1,937                    -1,916                     1.10%
Net income                                                     $6,230                    $6,145                     1.38%
Basic net income per share                                      $0.89                     $0.88                     $0.01
Fully diluted net income per share                              $0.89                     $0.87                     $0.02
Dividends per share                                               .46                       .35                     $0.11
Dividend payout ratio                                           40.53                     40.80                    -$0.27
Book value per share                                           $13.29                     12.80                     $0.49
--------------------------------------------------------------------------------------------------------------------------


Balance sheet at period-end:
--------------------------------------------------------------------------------------------------------------------------
Gross loans                                                  $496,476                  $498,429                    -0.39%
Loans, net                                                   $490,160                  $491,882                    -0.35%
Total securities                                              267,677                   259,385                     3.20%
Cash and due From                                              19,037                    15,078                    26.26%
Total deposits                                                746,581                   725,997                     2.84%
Other borrowings                                                   78                       572                   -86.36%
Stockholders' equity                                           93,173                    89,821                     3.73%
Intangible assets                                              16,546                    17,681                    -6.42%
Total assets                                                  843,407                   819,574                     2.91%
--------------------------------------------------------------------------------------------------------------------------


Daily averages:
--------------------------------------------------------------------------------------------------------------------------
Gross loans                                                  $492,905                  $490,750                     0.44%
Loans,net                                                     486,541                   484,164                     0.49%
Total securities                                              272,151                   260,545                     4.45%
Total deposits                                                740,298                   715,477                     3.47%
Other borrowings                                                  753                     1,111                   -32.22%
Stockholders' equity                                           91,754                    89,161                     2.91%
Cash and due from                                              16,493                    15,066                     9.47%
Interest-earning assets                                       776,117                   762,061                     1.84%
Interest-bearing liabilities                                  627,882                   602,308                     4.25%
Intangible assets                                              16,734                    17,501                    -4.38%
Total assets                                                  837,315                   810,157                     3.35%
--------------------------------------------------------------------------------------------------------------------------


Financial ratios: Note (1)
--------------------------------------------------------------------------------------------------------------------------
Return on average assets                                        1.50%                     1.53%                     -0.03
Return on average equity                                       13.69%                    13.90%                     -0.21
Net interest margin                                             4.22%                     4.65%                     -0.43
Efficiency ratio                                               52.96%                    53.15%                     -0.19
Average equity to average assets                               10.96%                    11.01%                     -0.05
--------------------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp


Allowance for loan losses:
--------------------------------------------------------------------------------------------------------------------------
Beginning balance                                              $5,449                    $5,729                    -4.89%
Provision for losses                                               24                       387                   -93.80%
Charge-offs                                                      -209                      -584                   -64.21%
Recoveries                                                         76                       100                   -24.00%
Ending balance                                                 $5,340                    $5,632                    -5.18%
--------------------------------------------------------------------------------------------------------------------------


Nonperforming assets:
--------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                                  ---                      $252                  -100.00%
Restructured loans                                                ---                       ---                       ---
Total nonperforming loans Note (2)                                ---                       252                  -100.00%
Other real estate owned                                           390                       483                   -19.25%
Total nonperforming assets                                       $390                      $735                   -46.94%
--------------------------------------------------------------------------------------------------------------------------


Asset quality ratios: Note (3)
--------------------------------------------------------------------------------------------------------------------------
Nonperforming loans to total loans                                ---                     0.05%                  -100.00%
Allowance for loan losses to total loans                        1.08%                     1.13%                    -5.23%
Allowance for loan losses to  nonperforming loans                 ---                  2234.92%                  -100.00%
--------------------------------------------------------------------------------------------------------------------------
 Note (2)  Loans 90 days past due or more not included
 Note (3)  Ratio change measured in bp
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